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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 26, 2001


                            SOUTHWEST GAS CORPORATION
             (Exact name of registrant as specified in its charter)


               California                      1-7850            88-0085720
     (State or other jurisdiction of         (Commission      (I.R.S. Employer
     incorporation or organization)          File Number)    Identification No.)

       5241 Spring Mountain Road
         Post Office Box 98510
           Las Vegas, Nevada                                     89193-8510
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (702) 876-7237





--------------------------------------------------------------------------------

Item 9.  Regulation FD Disclosure

On February 26, 2001, Southwest Gas Corporation (the Company) released summary financial information to the general public, including the investment community, regarding the Company's operating performance and financial position for the quarter and year ended December 31, 2000. The financial information released is included herein. The following information is summary in nature and should not be considered complete financial statements.


                                             SOUTHWEST GAS CORPORATION
                                            SUMMARY STATEMENTS OF INCOME
                                      (In thousands, except per share amounts)
                                                    (Unaudited)


                                                                             YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------
                                                                    2000                1999                1998
---------------------------------------------------------------------------------------------------------------------
Gas operating revenues                                           $   870,711         $   791,155          $  799,597
Net cost of gas sold                                                 394,711             330,031             329,849
---------------------------------------------------------------------------------------------------------------------
Operating margin                                                     476,000             461,124             469,748
Operations and maintenance expenses                                  231,175             221,258             209,172
Depreciation, amortization, and general taxes                        124,508             115,864             111,877
---------------------------------------------------------------------------------------------------------------------
Operating income                                                     120,317             124,002             148,699
Net interest deductions                                               68,892              61,597              62,284
Preferred securities distribution                                      5,475               5,475               5,475
---------------------------------------------------------------------------------------------------------------------
Pretax utility income                                                 45,950              56,930              80,940
Utility income tax expense                                            13,614              20,398              33,464
---------------------------------------------------------------------------------------------------------------------
Net utility income                                                    32,336              36,532              47,476
Other income (expense), net *                                          1,572              (1,059)             (2,646)
---------------------------------------------------------------------------------------------------------------------
Contribution to net income - gas operations                           33,908              35,473              44,830
Contribution to net income - construction services                     4,403               3,837               2,707
---------------------------------------------------------------------------------------------------------------------
Net income                                                       $    38,311          $   39,310          $   47,537
=====================================================================================================================

Earnings per share - gas operations                               $     1.08          $     1.16          $     1.57
Earnings per share - construction services                              0.14                0.12                0.09
---------------------------------------------------------------------------------------------------------------------
Basic earnings per share                                          $     1.22          $     1.28          $     1.66
=====================================================================================================================
Diluted earnings per share                                        $     1.21          $     1.27          $     1.65
=====================================================================================================================

Average outstanding common shares                                     31,371              30,690              28,611
Average shares outstanding (assuming dilution)                        31,575              30,965              28,815

* Merger-related costs, net of tax, were $497,000 in 2000, $2,531,000 in 1999, and $666,000 in 1998.

                                  See Notes to Summary Financial Statements.


                                               SOUTHWEST GAS CORPORATION
                                              SUMMARY STATEMENTS OF INCOME
                                        (In thousands, except per share amounts)
                                                      (Unaudited)



                                                              THREE MONTHS ENDED                    TWELVE MONTHS ENDED
                                                                 DECEMBER 31,                          DECEMBER 31,
                                                      ----------------------------------    ----------------------------------
                                                            2000               1999               2000               1999
                                                      ---------------    ---------------    ---------------    ---------------
Gas operating revenues                                   $   295,569        $   220,176        $   870,711        $   791,155
Net cost of gas sold                                         130,875             75,595            394,711            330,031
                                                      ---------------    ---------------    ---------------    ---------------
Operating margin                                             164,694            144,581            476,000            461,124
Operations and maintenance expenses                           60,669             57,693            231,175            221,258
Depreciation, amortization, and general taxes                 31,449             28,798            124,508            115,864
                                                      ---------------    ---------------    ---------------    ---------------
Operating income                                              72,576             58,090            120,317            124,002
Net interest deductions                                       18,842             16,877             68,892             61,597
Preferred securities distribution                              1,369              1,369              5,475              5,475
                                                      ---------------    ---------------    ---------------    ---------------
Pretax utility income                                         52,365             39,844             45,950             56,930
Utility income tax                                            17,914             14,024             13,614             20,398
                                                      ---------------    ---------------    ---------------    ---------------
Net utility income                                            34,451             25,820             32,336             36,532
Other income (expense), net                                   (2,340)             2,268              1,572             (1,059)
                                                      ---------------    ---------------    ---------------    ---------------
Contribution to net income - gas operations                   32,111             28,088             33,908             35,473
Contribution to net income  - construction services              411                740              4,403              3,837
                                                      ---------------    ---------------    ---------------    ---------------
Net income                                               $    32,522        $    28,828        $    38,311        $    39,310
                                                      ===============    ===============    ===============    ===============

Earnings per share - gas operations                      $      1.02        $      0.91        $      1.08        $      1.16
Earnings per share - construction services                      0.01               0.02               0.14               0.12
                                                      ---------------    ---------------    ---------------    ---------------
Basic earnings per share                                 $      1.03         $     0.93        $      1.22        $      1.28
                                                      ===============    ===============    ===============    ===============
Diluted earnings per share                               $      1.02         $     0.93        $      1.21        $      1.27
                                                      ===============    ===============    ===============    ===============

Average outstanding common shares                             31,627             30,894             31,371             30,690
Average shares outstanding (assuming dilution)                31,902             31,151             31,575             30,965

The summary statements of income have been prepared by Southwest Gas Corporation
(the Company) using the equity method of accounting for its construction services subsidiary. This presentation is not in accordance with generally accepted accounting principles (GAAP). However, it produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's operating segments.

                                         SOUTHWEST GAS CORPORATION
                                           SUMMARY BALANCE SHEET
                                            AT DECEMBER 31, 2000
                                               (In thousands)
                                                (Unaudited)

ASSETS
UTILITY PLANT
  Gas plant, net of accumulated depreciation                                      $ 1,644,355
  Construction work in progress                                                        41,727
                                                                              ----------------
    Net utility plant                                                               1,686,082
                                                                              ----------------
OTHER PROPERTY AND INVESTMENTS
  Investment in construction services subsidiary                                       32,986
  Other                                                                                46,049
                                                                              ----------------
    Total other property and investments                                               79,035
                                                                              ----------------
CURRENT AND ACCRUED ASSETS
  Cash, working funds and temporary cash investments                                   14,646
  Receivables - less reserve of $1,564 for uncollectibles                             113,942
  Accrued utility revenue                                                              57,873
  Deferred purchased gas costs                                                         92,064
  Taxes accrued (including income taxes)                                               13,190
  Other                                                                                83,255
                                                                              ----------------
    Total current and accrued assets                                                  374,970
                                                                              ----------------
DEFERRED DEBITS
  Unamortized debt expense                                                             18,626
  Other deferred debits                                                                28,528
                                                                              ----------------
    Total deferred debits                                                              47,154
                                                                              ----------------
    TOTAL ASSETS                                                                  $ 2,187,241
                                                                              ================

CAPITALIZATION AND LIABILITIES
CAPITALIZATION
  Common stockholders' equity
    Common stock equity, $1 par, 31,710 shares outstanding                         $  487,472
    Retained earnings                                                                  45,995
                                                                              ----------------
      Total common stockholders' equity                                               533,467           36.2 %
  Preferred securities of Southwest Gas Capital I, 9.125%                              60,000            4.1
  Long-term debt - NOTE 2                                                             880,099           59.7
                                                                              ----------------      ------------
      Total capitalization                                                          1,473,566          100.0 %
                                                                              ----------------      ============

CURRENT AND ACCRUED LIABILITIES
  Notes payable                                                                       131,000
  Accounts payable                                                                    189,085
  Customer deposits                                                                    29,039
  Other                                                                               110,631
                                                                              ----------------
      Total current and accrued liabilities                                           459,755
                                                                              ----------------
DEFERRED CREDITS
  Deferred investment tax credits                                                      15,536
  Deferred income taxes                                                               184,675
  Other                                                                                53,709
                                                                              ----------------
      Total deferred credits                                                          253,920
                                                                              ----------------
      TOTAL CAPITALIZATION AND LIABILITIES                                        $ 2,187,241
                                                                              ================


                                  See Notes to Summary Financial Statements.

                            SOUTHWEST GAS CORPORATION
                         SUMMARY STATEMENT OF CASH FLOWS
                   TWELVE MONTHS ENDED DECEMBER 31, 2000
                                 (In thousands)
                                   (Unaudited)

CASH FLOWS FROM OPERATIONS:
  Net income                                                       $  38,311
  Adjustments to reconcile net income to net
    cash provided by operating activities:
      Depreciation and amortization                                   94,689
      Change in receivables and payables                              86,215
      Change in gas cost related balancing items                     (83,013)
      Change in accrued taxes                                        (54,159)
      Change in deferred taxes                                        80,239
      Allowance for funds used during construction                    (1,569)
      Other                                                          (51,052)
                                                                -------------

       Net cash provided by operating activities                     109,661
                                                                -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Construction expenditures                                         (205,161)
  Other                                                                3,900
                                                                -------------

       Net cash used in investing activities                        (201,261)
                                                                -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from stock issuances                                   15,595
  Dividends paid                                                     (25,715)
  Change in notes payable                                             70,000
  Long-term debt issuances, net                                       34,101
                                                                -------------

       Net cash provided by financing activities                      93,981
                                                                -------------

Change in cash and temporary cash investments                          2,381
Cash at beginning of period                                           12,265
                                                                -------------

Cash at end of period                                              $  14,646
                                                                =============

SUPPLEMENTAL INFORMATION:
Interest paid, net of amounts capitalized                          $  65,895
Income taxes, net of refunds                                       $ (13,998)

                 See Notes to Summary Financial Statements.

                                               SOUTHWEST GAS CORPORATION
                                         NOTES TO SUMMARY FINANCIAL STATEMENTS
                                                     (In thousands)
                                                      (Unaudited)



NOTE 1 - BASIS OF PRESENTATION:

      The summary financial statements have been prepared by Southwest Gas
      Corporation (the Company) using the equity method of accounting for its construction services subsidiary. This presentation is not in accordance with generally accepted accounting principles (GAAP), and certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been omitted. The summary financial statement presentation in this report produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's operating segments.

NOTE 2 - LONG-TERM DEBT:

      Revolving credit facility, variable rate                                                       $   200,000
      Debentures and notes:
         Debentures, 9.75% series F, due 2002                                                            100,000
         Debentures, 7.50% series, due 2006                                                               75,000
         Debentures, 8% series, due 2026                                                                  75,000
         Medium-term notes, 7.59% series, due 2017                                                        25,000
         Medium-term notes, 7.75% series, due 2005                                                        25,000
         Medium-term notes, 7.78% series, due 2022                                                        25,000
         Medium-term notes, 7.92% series, due 2027                                                        25,000
         Medium-term notes, 6.89% series, due 2007                                                        17,500
         Medium-term notes, 6.76% series, due 2027                                                         7,500
         Medium-term notes, 6.27% series, due 2008                                                        25,000
      Industrial development revenue bonds:
         Variable-rate bonds, Series A, due 2028 - net of funds held in trust                             46,355
         7.30% 1992 Series A, due 2027                                                                    30,000
         7.50% 1992 Series B, due 2032                                                                   100,000
         6.50% 1993 Series A, due 2033                                                                    75,000
         6.10% 1999 Series A, due 2038                                                                    12,410
         Variable-rate bonds, 1999 Taxable Series B, due 2038                                              8,270
         5.95% 1999  Series C, due 2038                                                                   14,320
      Unamortized discount on long-term debt                                                              (6,256)
                                                                                                -----------------

      TOTAL LONG-TERM DEBT                                                                           $   880,099
                                                                                                =================

      ESTIMATED CURRENT MATURITIES                                                                   $        --
                                                                                                =================

                                              SOUTHWEST GAS CORPORATION
                                              SELECTED STATISTICAL DATA
                                                  DECEMBER 31, 2000


FINANCIAL STATISTICS
Market value to book value per share at year end                      130%
Twelve months to date return on equity  -- total company              7.4%
                                        -- gas segment                6.9%
Common stock dividend yield at year end                               3.7%

GAS OPERATIONS SEGMENT

                                                                                                    Authorized
                                                             Authorized          Authorized         Return on
                                                             Rate Base            Rate of             Common
Rate Jurisdiction                                          (In thousands)          Return             Equity
--------------------------------                          -----------------    ---------------    ---------------
Arizona (1)                                                    $   541,104               9.38  %           11.25 %
Southern Nevada (1)                                                237,165               9.50              11.55
Northern Nevada (1)                                                 63,986               9.67              11.55
Southern California                                                 69,486               9.94              11.35
Northern California                                                 28,849              10.02              11.35
Paiute Pipeline Company (1)                                         75,059               9.69              11.60

  (1)  Estimated amounts based on rate case settlements.


SYSTEM THROUGHPUT BY CUSTOMER CLASS
                                                                              YEAR ENDED DECEMBER 31,
                                                          -------------------------------------------------------------
                     (In dekatherms)                            2000                1999               1998
-----------------------------------------------------------------------------------------------------------------------
Residential                                                     57,137,754         55,450,748         58,694,167
Small commercial                                                27,267,289         26,603,025         26,993,684
Large commercial                                                 6,390,838          6,256,564          7,932,567
Industrial / Other                                              19,971,471         15,430,564         16,705,989
Transportation                                                 148,270,056        118,685,947        100,137,195
-----------------------------------------------------------------------------------------------------------------------

Total system throughput                                        259,037,408        222,426,848        210,463,602
=======================================================================================================================

                                                                                    YEAR ENDED DECEMBER 31,
                                                          -------------------------------------------------------------
HEATING DEGREE DAY COMPARISON                                   2000                1999               1998
-----------------------------------------------------------------------------------------------------------------------
Actual                                                         1,938               1,917              2,298
Ten-year average                                               1,991               2,021              2,023
=======================================================================================================================

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           SOUTHWEST GAS CORPORATION




Date: February 26, 2001                       /s/ EDWARD A. JANOV
                                         -----------------------------
                                                Edward A. Janov
                                         Vice President/Controller and
                                           Chief Accounting Officer